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                                                                    EXHIBIT 10.5


                                 FIRST AMENDMENT
                           TO RELIANT RESOURCES, INC.
                                  DEFERRAL PLAN
                    (As Established Effective January 1, 2002)


         WHEREAS, Reliant Resources, Inc. (the "Company") has heretofore adopted the Reliant Resources, Inc. Deferral Plan (As Established Effective January 1,
2002) (the "Plan"); and

         WHEREAS, the Board of Directors of the Company has determined and authorized that the Plan be amended;

         NOW, THEREFORE, effective January 14, 2003, the Plan is amended as follows:

1. Article I of the Plan shall be amended to add the following definition of Change of Control:

         "'CHANGE OF CONTROL' or 'CIC' shall be deemed to have occurred upon the occurrence of any of the following events:

                  (a) 30% OWNERSHIP CHANGE: Any Person, other than an ERISA-regulated pension plan established by the Company or an affiliate of the Company, makes an acquisition of Outstanding Voting Stock and is, immediately thereafter, the beneficial owner of 30% or more of the then Outstanding Voting Stock, unless such acquisition is made directly from the Company in a transaction approved by a majority of the Incumbent Directors; or any group is formed that is the beneficial owner of 30% or more of the Outstanding Voting Stock; or

                  (b) BOARD MAJORITY CHANGE: Individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board; or

                  (c) MAJOR MERGERS AND ACQUISITIONS: Consummation of a Business Combination unless, immediately following such Business Combination,
         (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 70% of the then outstanding shares of voting stock of the parent corporation resulting from such Business Combination in substantially the same relative proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Voting Stock, (ii) if the Business Combination involves the issuance or payment by the Company of consideration to another entity or its shareholders, the total fair market value of such consideration plus the principal amount of the consolidated long-term debt of the entity or business being acquired (in each case, determined as of the date of consummation of such Business Combination by a majority of the Incumbent Directors) does not exceed 50% of the sum of the fair market value of the Outstanding Voting Stock plus the principal amount of the Company's consolidated long-term debt (in each case, determined immediately prior to such



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consummation by a majority of the Incumbent Directors), (iii) no Person (other than any corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of voting stock of the parent corporation resulting from such Business Combination and (iv) a majority of the members of the board of directors of the parent corporation resulting from such Business Combination were Incumbent Directors of the Company immediately prior to consummation of such Business Combination; or

         (d) MAJOR ASSET DISPOSITIONS: Consummation of a Major Asset Disposition unless, immediately following such Major Asset Disposition, (i) individuals and entities that were beneficial owners of the Outstanding Voting Stock immediately prior to such Major Asset Disposition beneficially own, directly or indirectly, more than 70% of the then outstanding shares of voting stock of the Company (if it continues to exist) and of the entity that acquires the largest portion of such assets (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity) and (ii) a majority of the members of the board of directors of the Company (if it continues to exist) and of the entity that acquires the largest portion of such assets (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity) were Incumbent Directors of the Company immediately prior to consummation of such Major Asset Disposition,

For purposes of the foregoing,

         (1) the term "Person" means an individual, entity or group;

         (2) the term "group" is used as it is defined for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act");

         (3) the term "beneficial owner" is used as it is defined for purposes of Rule 13d-3 under the Exchange Act;

         (4) the term "Outstanding Voting Stock" means outstanding voting securities of the Company entitled to vote generally in the election of directors; and any specified percentage or portion of the Outstanding Voting Stock (or of other voting stock) shall be determined based on the combined voting power of such securities;

         (5) the term "Incumbent Director" means a director of the Company (x) who was a director of the Company on January 14, 2003 or (y) who becomes a director subsequent to such date and whose election, or nomination for election by the Company's shareholders, was approved by a vote of a majority of the Incumbent Directors at the time of such election or nomination, except that any such director shall not be deemed an Incumbent Director if his or her initial assumption of office occurs as a result of an actual or threatened election contest



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or other actual or threatened solicitation of proxies by or on behalf of a
Person other than the Board;

         (6) the term "election contest" is used as it is defined for purposes of Rule 14a-11 under the Exchange Act;

         (7) the term "Business Combination" means (x) a merger or consolidation involving the Company or its stock or (y) an acquisition by the Company, directly or through one or more subsidiaries, of another entity or its stock or assets;

         (8) the term "parent corporation resulting from a Business Combination" means the Company if its stock is not acquired or converted in the Business Combination and otherwise means the entity which as a result of such Business Combination owns the Company or all or substantially all the Company's assets either directly or through one or more subsidiaries; and

         (9) the term "Major Asset Disposition" means the sale or other disposition in one transaction or a series of related transactions of 70% or more of the assets of the Company and its subsidiaries on a consolidated basis; and any specified percentage or portion of the assets of the Company shall be based on fair market value, as determined by a majority of the Incumbent Directors."

2. Section 5.2 of Article V of Program A is hereby amended to delete the last sentence thereof.

3. Section 5.3 in Article V of Program A, Deferred Compensation, is deleted and the following is inserted in its place:

                  "5.3 Distribution Upon Early Termination. Notwithstanding anything in the Article V to the contrary, except as otherwise provided in this Section 5.3, if an Employee Participant's Employment is terminated for any reason prior to his attainment of age 55, any distribution election made by the Participant pursuant to Section 5.1 that was not previous effectuated shall be disregarded, and the Participant's Deferral Account balance will be distributed to him in the form of a lump-sum as soon as administratively practicable following his termination of Employment, unless the Employee Participant was terminated by the Company in connection with a Change of Control, in which event the Employee Participant's election under
         Section 5.1 shall be given effect. Whether an Employee Participant was terminated by the Company in connection with a Change of Control shall be determined by the Committee in its sole discretion."

4. New Section 5.5 is added to Article V of Program A which shall read as follows:

                  "5.5 Change of Distribution Elections. Notwithstanding any other provision of this Program A, before any distribution commences (excluding an Early Withdrawal under Section 5.4) pursuant to a distribution election made by a Participant for the




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         Participant's Deferral Account, 1985 Plan Deferral Account (if any) or
         1989 Plan Deferral Account (if any), the Participant may change, in accordance with procedures established by the Committee, the Participant's previous distribution elections and make new, irrevocable distribution elections that shall take the place of such previous distribution elections, provided, however, that any such revised election shall not become effective until twelve (12) months after the date such a revised election, executed by the Participant, has been physically received by the Committee. If such revised election does not become effective, the distribution election in effect and made prior to the revised election shall control."

5. Section 5.1(b)(ii) of Article V of Program B is hereby amended to delete the last sentence thereof.

6. New Sections 5.5 and 5.6 shall be added to Article V of Program B, Savings Restoration Benefits, which shall read as follows:

                  "5.5 Early Withdrawal with Penalty. Notwithstanding the provisions of this Article V, the Plan or any applicable distribution election to the contrary, a Participant may elect, in accordance with procedures established by the Committee, to receive a lump-sum payment equal to the sum of the entire balance in his Savings Restoration Account at any time prior to the date otherwise designated for the distribution of such Account. Such payment shall be made as soon as practicable following the date as of which the Participant requests such payment. The Committee shall impose a penalty for such early payment, in an amount equal to 10% of the Account balance to be distributed, and such penalty shall be deducted from the distribution and forfeited by the Participant.

                  5.6 Change of Distribution Elections. Notwithstanding any other provision of this Program B but subject to Section 5.2(a), before any distribution commences (excluding an Early Withdrawal under Section 5.5) pursuant to a distribution election made by a Participant for the Participant's Savings Restoration Account, the Participant may change, in accordance with procedures established by the Committee, the Participant's previous distribution election and make new, irrevocable distribution election that shall take the place of such previous distribution elections, provided, however, that any such revised election shall not become effective until twelve (12) months after the date such a revised election, executed by the Participant, has been physically received by the Committee. If such revised election does not become effective, the distribution election in effect and made prior to the revised election shall control."

7. Section 4.l(b)(ii)(B)(II) of Article IV of Program C is hereby amended to delete the last sentence thereof.

8. New Sections 4.3 and 4.4 shall be added to Article IV of Program C, Benefit Restoration Benefits, which shall read as follows:



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                  "4.3 Early Withdrawal With Penalty. Notwithstanding the
         provisions of this Article IV, the Plan or any applicable distribution election to the contrary, a Participant may elect, in accordance with procedures established by the Committee, to receive a lump-sum payment equal to the sum of the entire balance in his BRP Account at any time prior to the date otherwise designated for the distribution of such Account. Such payment shall be made as soon as practicable following the date as of which the Participant requests such payment. The Committee shall impose a penalty for such early payment, in an amount equal to 10% of the Account balance to be distributed, and such penalty shall be deducted from the distribution and forfeited by the Participant.

                  4.4 Change of Distribution Elections. Notwithstanding any other provision of this Program C, but subject to Section 4.1
         (b)(ii)(A), before any distribution commences (excluding an Early Withdrawal under Section 4.3) pursuant to a distribution election made by a Participant for the Participant's BRP Account, the Participant may change, in accordance with procedures established by the Committee, the Participant's previous distribution election and make new, irrevocable distribution election that shall take the place of such previous distribution elections, provided, however, that any such revised election shall not become effective until twelve (12) months after the date such a revised election, executed by the Participant, has been physically received by the Committee. If such revised election does not become effective, the distribution election in effect and made prior to the revised election shall control."

9. Section 4.1(b)(ii) of Article IV of Program D is hereby amended to delete the last sentence thereof.

10. New Sections 4.3 and 4.4 shall be added to Article IV of Program D, Transferred Savings Restoration Benefits, which shall read as follows:

                  "4.3 Early Withdrawal With Penalty. Notwithstanding the provisions of this Article IV, the Plan or any applicable distribution election to the contrary, a Participant may elect, in accordance with procedures established by the Committee, to receive a lump-sum payment equal to the sum of the entire balance in his Savings Restoration Account at any time prior to the date otherwise designated for the distribution of such Account. Such payment shall be made as soon as practicable following the date as of which the Participant requests such payment. The Committee shall impose a penalty for such early payment, in an amount equal to 10% of the Account balance to be distributed, and such penalty shall be deducted from the distribution and forfeited by the Participant.

                  4.4 Change of Distribution Elections. Notwithstanding any other provision of this Program D, but subject to Section 4.1 (a), before any distribution commences (excluding an Early Withdrawal under Section 4.3) pursuant to a distribution election made by a Participant for the Participant's Savings Restoration Account, the Participant may change, in accordance with procedures established by the Committee, the Participant's previous distribution election and make new, irrevocable distribution election that shall take the place of such previous distribution elections, provided, however, that any such revised election shall not become effective until twelve (12)



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         months after the date such a revised election, executed by the
         Participant, has been physically received by the Committee. If such revised election does not become effective, the distribution election in effect and made prior to the revised election shall control."

11. Section 4.1(a) of Article IV of Program E is hereby amended to delete the last sentence thereof.

12. Sections 4.1(b), 4.2(a) and 4.2(d) of Article IV of Program E are amended and restated to read as follows:

                  4.1 "(b) Early Termination. If a Participant's Employment is terminated for any reason other than death or retirement at or after his Early Retirement Date, he shall receive the remaining balance in his 1985 Plan Deferral Account as a lump-sum distribution on the first day of the month coincident with or next following the expiration of 90 days following the date of the Participant's termination of Employment, unless the Participant was terminated by the Company in connection with a Change of Control, in which event the Participant's election under
         Section 4.1(a) shall be given effect. Whether a Participant was terminated by the Company in connection with a Change of Control shall be determined by the Committee in its sole discretion.

                  4.2 (a) Early Distribution. If the Participant elected to receive an early distribution of either 50% or 100% of the benefits attributable to compensation deferred in a prior year, then the portion of his 1989 Plan Deferral Account to which such election applies shall be distributed within 90 days of the beginning of the year selected by the Participant, which year may not commence earlier than three years from the end of the Plan Year in which the Participant deferred such compensation. A Participant may make only one Early Distribution election under this Plan.

                  4.2 (d) Early Termination. If the Participant's Employment is terminated for any reason other than death or retirement at or after his Early Retirement Date, he shall receive the remaining balance in his 1989 Plan Deferral Account as a lump-sum distribution within 90 days following the date of his termination of Employment or as soon as practicable thereafter, unless the Participant was terminated by the Company in connection with a Change of Control, in which event the Participant's election under Section 4.2(a) shall be given effect. Whether a Participant was terminated by the Company in connection with a Change of Control shall be determined by the Committee in its sole discretion."

13. Section 4.2(c) of Article IV of Program E is hereby amended to delete the last sentence thereof.

14. The following new Section 4.4 is added to Article IV of Program E, Transferred Deferred Compensation Benefits, which shall read as follows:



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                  "4.4 Change of Distribution Elections. Notwithstanding any
         other provision of this Program E, before any distribution commences (excluding an Early Withdrawal under Section 4.3) pursuant to a distribution election made by a Participant for the Participant's 1985 Deferral Plan Account or 1989 Deferral Plan Account, the Participant may change, in accordance with procedures established by the Committee, the Participant's previous distribution elections and make new, irrevocable distribution elections that shall take the place of such previous distribution elections, provided, however, that any such revised election shall not become effective until twelve (12) months after the date such a revised election, executed by the Participant, has been physically received by the Committee. If such revised election does not become effective, the distribution election in effect and made prior to the revised election shall control."

15. AS AMENDED HEREBY, the Plan is specifically ratified and reaffirmed.

         IN WITNESS WHEREOF, Reliant Resources, Inc. has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 21st day of May 2003, but effective as of the dates specified herein.

                                             RELIANT RESOURCES, INC.



                                             By: /s/ PHILIP J. BAZELIDES
                                                --------------------------------
                                                Philip J. Bazelides
                                                Senior Vice President
                                                Human Resources





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